Prospectus

November 30, 2009

Nuveen Managed Accounts Portfolios Trust

For investors seeking attractive monthly income potential.

International Income	Enhanced Multi-Strategy
Managed Accounts Portfolio	Income Managed Accounts Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 30, 2009

Section 1    The Portfolios

International Income Managed Accounts Portfolio Enhanced Multi-Strategy Income Managed Accounts Portfolio

This prospectus is intended to provide important information to help you evaluate whether the above-mentioned portfolios (the “Portfolios” and individually, a “Portfolio”) may be right for you. Developed exclusively for use within Nuveen-sponsored separately managed accounts, each Portfolio is a specialized fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Portfolios invest may be highly speculative. The Portfolios enable certain Nuveen-sponsored separately managed account investors to receive greater diversification and return potential than smaller managed accounts might otherwise achieve and to gain access to special investment opportunities normally available only to institutional investors. This prospectus should be read in conjunction with the Form ADV provided in connection with the separately managed account in which you are investing. Please read the prospectus carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSUREDMAY LOSE VALUENO BANK GUARANTEE

Section 1    The Portfolios

International Income Managed Accounts Portfolio

Overview

Investment Objectives

The primary investment objective of the Portfolio is total return, with current income as a secondary objective.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest directly or indirectly (with currency forwards and similar derivative investments being measured on a notional basis) at least 80% of its net assets in securities and instruments issued or backed by non-U.S. governments and other non-U.S. issuers. The Portfolio invests in various types of global government debt securities, including debt securities of non-U.S. government and supranational entities, U.S. government and government-related debt securities, interest rate and total return swaps, government bond futures and forward contracts.

In investing in non-U.S. dollar instruments, Nuveen Asset Management (“NAM”), the Portfolio’s investment adviser, may elect to hedge the currency exposure through the use of currency forward contracts, futures, and other hedging instruments, including, but not limited to, options, interest rate and total return swaps, and similar instruments.

The Portfolio may invest up to 40% of its net assets in debt securities or instruments from emerging markets, and up to 35% of its net assets in debt securities or instruments rated below investment grade or securities that are unrated but deemed by NAM to be of equivalent quality. In addition, the Portfolio may invest up to 20% in debt issued by both U.S. and non-U.S. corporate issuers. These limits apply only at the time of any specific new investments.

NAM expects the average credit quality of the Portfolio to be between BBB and AA. Under normal market conditions, NAM expects the Portfolio to maintain an intermediate term average duration, which will generally within four to eight years.

The Portfolio may use a variety of investment techniques to seek to hedge or help protect against declines in investment portfolio value due to its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as interest rate swap transactions, futures, options on futures and non-U.S. exchange transactions on a cash or forward basis, and credit default swaps.

The Portfolio is a specialized portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Principal Risks of Investing

Market Risk—Market risk is the risk that the market values of bonds owned by the Portfolio will decline, at times sharply and unpredictably. Market values of bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Credit Risk—Credit risk is the risk that an issuer of a bond or the counterparty on a derivative instrument will be unable to make interest and principal payments when due. In general, lower rated bonds or counterparties carry greater credit risk. The high yield or “junk” bonds held by the Portfolio are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium—a higher interest rate or yield—because of the increased risk of loss. These securities also can be subject to greater price volatility.

Interest Rate Risk—Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the Portfolio’s investment in non-U.S. securities or non-U.S. interest rate swaps may expose the Portfolio to additional risks.

Non-U.S. Government Securities Risk—Non-U.S. risk is the risk that non-U.S. securities will be more volatile than U.S. securities due to such factors as adverse economic, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Section 1    The Portfolios

Currency Risk—Changes in currency exchange rates may affect the Portfolio’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Emerging Markets Risk—The Portfolio may invest in governments and issuers located in, and in currencies of, emerging markets countries. These countries’ markets are generally more volatile than countries with more mature economies.

Derivatives Risk—The use of derivatives by the Portfolio presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of diverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Portfolio uses derivatives to seek to enhance its return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio.

Non-Diversification Risk—As a non-diversified, the Portfolio may be more susceptible to changes in the financial condition of individual issuers in which it invests as well as any single political, regulatory or economic occurrence affecting such issuers. The Portfolio’s relative lack of diversity may subject investors to greater market risk than other mutual funds.

As with any mutual fund investment, loss of money is a risk of investing.

Portfolio Performance

The following bar chart and table provide some indication of the potential risks of investing in the portfolio. The portfolio’s past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future.

The bar chart below shows the portfolio’s performance.

Annual Total Return*

*	Year-to-date total return as of September 30, 2009 was 4.95%.

During the one-year period ended December 31, 2008, the portfolio’s highest and lowest quarterly returns were 3.25% and 3.02%, respectively, for the quarters ended September 30, 2008 and June 30, 2008.

Section 1    The Portfolios

The table below shows the variability of the portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception (December 27, 2007)
Returns Before Taxes:	1.04%	1.03%
Returns After Taxes:
On Distributions	-3.55%	-3.51%
On Distributions and Sales of Shares	0.66%	-1.68%
Citigroup World Government Bond ex-U.S. (Hedged) Index (reflects no deduction for fees, expenses, or taxes)	10.11%	10.11%

Costs of Investing

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Transaction Expenses

Paid Directly From Your Investment

Maximum Sales Charge Imposed on Purchases	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Exchange Fees	None
Deferred Sales Charge	None

Annual Portfolio Operating Expenses

Paid From Portfolio Assets

Management Fees[1]	None
Other Operating Expenses	4.42%
Total Annual Portfolio Operating Expenses—Gross[2]	4.42%
Fee Waiver/Expense Reimbursements[2]	-4.42%
Total Annual Portfolio Operating Expenses—Net[2]	0.00%

1.	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.

2.	NAM has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses.)

Section 1    The Portfolios

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Portfolio’s expenses remain the same. Your actual costs may be higher or lower.

	Redemption	No Redemption
1 Year	$0	$0
3 Years	$0	$0
5 Years	$0	$0
10 Years	$0	$0

NAM and its affiliates are absorbing all expenses of operating the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses) and do not charge any fees directly to the Portfolio. You should be aware, however, that the Portfolio is an integral part of a separately managed account product managed by NAM and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment advisor. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to NAM and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Section 1    The Portfolios

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Overview

Investment Objectives

The primary investment objective of the Portfolio is total return, with current income as a secondary objective.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, futures, options, interest rate derivatives, currency forwards, total return swaps, credit default swaps, and other short-term securities. In addition, the Portfolio may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities. The Portfolio may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

In investing in non-U.S. dollar instruments, Nuveen Asset Management (“NAM”), the Portfolio’s investment adviser, may elect to hedge the currency exposure through the use of currency forward contracts, futures, and other hedging instruments, including, but not limited to, options, interest rate and total return swaps, and similar instruments.

The Portfolio may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by NAM to be of equivalent quality, which includes U.S. and non-U.S. high yield corporate bonds and securities. The Portfolio may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets. These limits apply only at the time of any specific new investments.

NAM expects the average credit quality of the Portfolio to be rated between A and AA. Under normal market conditions, NAM expects the Portfolio to maintain an intermediate term average duration, which will generally fall within four to seven years.

The Portfolio may use a variety of investment techniques to seek to hedge or help protect against declines in portfolio value due to its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as interest rate swap transactions, futures, options on futures and non-U.S. exchange transactions on a cash or forward basis, and credit default swaps.

The Portfolio is a specialized portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Principal Risks of Investing

Market Risk—Market risk is the risk that the market values of bonds owned by the Portfolio will decline, at times sharply and unpredictably. Market values of bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Credit Risk—Credit risk is the risk that an issuer of a bond or the counterparty on a derivative instrument will be unable to make interest and principal payments when due. In general, lower rated bonds or counterparties carry greater credit risk. The high yield or “junk” bonds held by the Portfolio are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium—a higher interest rate or yield—because of the increased risk of loss. These securities also can be subject to greater price volatility.

Interest Rate Risk—Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the Portfolio’s investment in non-U.S. securities or non-U.S. interest rate swaps may expose the Portfolio to additional risks.

Mortgage/Asset-Backed Securities Risk—The Portfolio may invest a substantial portion of its assets in mortgage-related securities and therefore may bear additional risk. The value of the Portfolio’s mortgage-related securities can

Section 1    The Portfolios

fall if the owners of the underlying mortgages pay off their mortgages sooner than expected which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. In addition, the owners of the underlying mortgages may fail to make payments when due. With asset-backed securities payment of interest and the repayment of principal may be impacted by the cash flows generated by the assets backing the securities.

Derivatives Risk—The use of derivatives by the Portfolio presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of diverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio.

Non-U.S. Government Securities Risk—Non-U.S. risk is the risk that non-U.S. securities will be more volatile than U.S. securities due to such factors as adverse economic, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Currency Risk—Changes in currency exchange rates may affect the Portfolio’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Emerging Markets Risk—The Portfolio may invest in governments and issuers located in, and in currencies of, emerging markets countries. These countries’ markets are generally more volatile than countries with more mature economies.

Non-Diversification Risk—As a non-diversified Portfolio, the Portfolio may be more susceptible to changes in the financial condition of individual issuers in which it invests as well as any single political, regulatory or economic occurrence affecting such issuers. The Portfolio’s relative lack of diversity may subject investors to greater market risk than other mutual funds.

As with any mutual fund investment, loss of money is a risk of investing.

Portfolio Performance

The following bar chart and table provide some indication of the potential risks of investing in the portfolio. The portfolio’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart below shows the portfolio’s performance.

Annual Total Return*

*	Year-to-date total return as of September 30, 2009 was 20.42%.

During the one-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.64% and -2.75%, respectively, for the quarters ended December 31, 2008 and June 30, 2008.

Section 1    The Portfolios

The table below shows the variability of the portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception (December 27, 2007)
Returns Before Taxes:	4.54%	5.72%
Returns After Taxes:
On Distributions	1.53%	2.71%
On Distributions and Sales of Shares	2.86%	3.10%
Barclays Capital Credit/Mortgage Index (reflects no deduction for fees, expenses, or taxes)	3.98%	4.80%

Costs of Investing

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Transaction Expenses

Paid Directly From Your Investment

Maximum Sales Charge Imposed on Purchases	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Exchange Fees	None
Deferred Sales Charge	None

Annual Portfolio Operating Expenses

Paid From Portfolio Assets

Management Fees[1]	None
Other Operating Expenses	3.04%
Total Annual Portfolio Operating Expenses—Gross[2]	3.04%
Fee Waiver/Expense Reimbursements[2]	-3.04%
Total Annual Portfolio Operating Expenses—Net [2]	0.00%

1.	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.

2.	NAM has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses.)

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Portfolio’s expenses remain the same. Your actual costs may be higher or lower.

	Redemption	No Redemption
1 Year	$0	$0
3 Years	$0	$0
5 Years	$0	$0
10 Years	$0	$0

Section 1    The Portfolios

NAM and its affiliates are absorbing all expenses of operating the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses) and do not charge any fees directly to the Portfolio. You should be aware, however, that the Portfolio is an integral part of a separately managed account product managed by NAM and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment advisor. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to NAM and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Section 1    The Portfolios

Section 2    How We Manage Your Money

To help you better understand the Portfolios, this section includes a detailed discussion of the Portfolios’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 990-6864.

Nuveen Asset Management (“NAM”), each Portfolio’s investment adviser and also the investment adviser to the separately managed accounts with which the Portfolios are associated, provides advisory and investment management services to a broad range of investment company, institutional and individual clients. NAM is responsible for the selection and on-going monitoring of the securities in each Portfolio’s investment portfolio, manages the Portfolios’ business affairs and provides certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Portfolio is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

NAM is responsible for the execution of specific investment strategies and day-to-day investment operations. The day-to-day operation of each Portfolio and the execution of its specific investment strategies are the responsibilities of the portfolio managers described below. The Portfolios do not pay any direct management or other fees. See “Costs of Investing” above for more information on this arrangement.

Section 2    How We Manage Your Money

The Portfolios’ investment team is led by five investment professionals with extensive investment research and portfolio management experience: Andrew J. Stenwall, Christian Romon, Wassim Abourjeili, Emmanuel Labrinos and Steven Lee. The investment team is structured around the following functional areas: Portfolio Strategy, Credit Portfolio Management, Structured Product Portfolio Management, Global Interest Rate Strategy and Quantitative Research.

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Andrew J. Stenwall, Chief Investment Officer, leads the Portfolios’ investment team and is responsible for developing and administering the portfolio strategy of the Portfolios. Prior to joining NAM in 2004, Mr. Stenwall was the Fixed Income Chief Investment Officer (“CIO”) for Banc of America Capital Management (“BACAP”) from 2002 through 2004. Before becoming the Fixed Income CIO for BACAP, Mr. Stenwall was Managing Director of BACAP in charge of taxable fixed income.

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Christian Romon, Ph.D., Managing Director—Credit Portfolio Management, is responsible for managing a team of credit analysts, portfolio managers and traders that manage all investments in investment grade and high yield corporate debt. Prior to joining NAM in 2004, he was the Managing Director in charge of Credit Research and Portfolio Management and the lead high yield portfolio manager for BACAP.

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Wassim Abourjeili, Senior Portfolio Manager—Structured Products, is responsible for managing the asset-backed and mortgage-backed sectors for the Portfolios. Prior to joining NAM in 2004, he held a similar position with BACAP. Previously, he was a senior management consultant in the Strategy Group of Deloitte Consulting, focusing on the financial services sector.

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Emmanuel Labrinos, CFA, Senior Portfolio Manager and Trader, is a member of the Credit Strategies team and is responsible for trading all credit products. He works with credit analysts in structuring credit portfolios which include investment grade and high yield corporate bonds, as well as credit derivatives. Prior to joining NAM in 2005, Mr. Labrinos served in a similar role at BACAP where he was a senior portfolio manager and head credit trader. During his tenure at BACAP from 1997 to 2004, he also managed a commercial mortgage backed portfolio, and was in charge of managing all intermediate and core separate accounts.

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Steven Lee, Portfolio Manager—Global Fixed Income Strategies, is responsible for the Portfolios’ foreign exchange and derivative trading. Prior to joining NAM in 2007, he was a Senior Vice President and Foreign Exchange Trader with HSBC Bank USA. He began his career in 1995 with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios is provided in the statement of additional information. The statement of additional information is available free of charge by calling (800) 990-6864.

Information regarding the Board of Trustees’ approval of the Portfolios’ investment management agreement is currently available in the Portfolios’ annual report for the fiscal year ended July 31, 2009.

Section 2    How We Manage Your Money

The Portfolios’ investment objectives may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Maturity and Duration

The International Income Portfolio will generally maintain, under normal market conditions, an investment portfolio with a weighted average maturity target of approximately seven to ten years, and a weighted average duration target of approximately four to eight years.

The Multi-Strategy Income Portfolio will generally maintain, under normal market conditions, an investment portfolio with a weighted average maturity target of approximately six to ten years, and a weighted average duration target of approximately four to seven years.

Maturity measures the time until a bond is scheduled to make its final payment. Duration essentially measures the average expected life of all of a bond’s cash flows (interest and principal payments) on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Credit Quality

The Portfolios may purchase bonds that are rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency (Moody’s Investors Service, Standard and Poor’s, or Fitch Ratings) or, if unrated, are deemed by NAM to be of comparable quality.

The International Income Portfolio may invest up to 35% of its net assets in bonds that are rated below investment grade (BB/Ba or lower) at the time of purchase by at least one independent rating agency or, if unrated, are deemed by NAM to be of comparable quality. NAM expects the weighted average credit quality of the Portfolio to be between BBB and AA.

The Multi-Strategy Income Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (BB/Ba or lower) at the time of purchase by at least one independent rating agency or, if unrated, are deemed by NAM to be of comparable quality. NAM expects the weighted average credit quality of the Portfolio to be between A and AA.

Securities that are rated or deemed to be below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. They typically offer higher yields but involve greater risks, including a greater possibility of default or bankruptcy, and increased market price volatility.

The Multi-Strategy Income Portfolio may invest up to 3% of its net assets in defaulted securities. “Defaulted” means that the bond’s issuer has not paid principal or interest on time.

Corporate Debt Securities

The Portfolios may invest in corporate debt securities. Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary

Section 2    How We Manage Your Money

difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Asset-Backed Securities

The Portfolios may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

Mortgage-Backed Securities

The Portfolios may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities in the United States are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

U.S. Government Obligations

The Portfolios may invest in U.S. government securities. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Non-U.S. Securities

The International Income Portfolio will invest at least 80% of its net assets in securities and instruments issued or backed by non-U.S. governments and other non-U.S. issuers. The Multi-Strategy Income Portfolio may invest up to 25% of its net assets in the debt of non-U.S. issuers. All non-U.S. investments involve certain risks in addition to those associated with U.S. investments. Within the Portfolios, bond exposure in any single country will not be more than 20 percentage points greater than its country weight in the Citigroup World Government Bond Index (WGBI) Ex-U.S. Hedged and the bond exposure to any geographic region will not be more than 40 percentage points greater than its region weight in the WGBI Ex-U.S. Dollar Hedged. The regions in the WGBI are Europe, North America, South America, Africa/Middle East and Asia/Oceania.

Section 2    How We Manage Your Money

Although the Portfolios will concentrate their non-U.S. investments in developed countries, the International Income Portfolio and Enhanced Multi-Strategy Income Portfolio may invest up to 40% and 25% of their net assets, respectively, in issuers located in emerging markets.

Currency Forward Contracts

The Portfolios may purchase currency forward contracts. Currency forward contracts, including Non-Deliverable Forwards (NDFs), involve obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the over-the-counter derivatives market and entered into directly between currency traders and their customers. An NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded non-U.S. currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Portfolios may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract). A cash-settled forward contract generally does not require any initial cash outlay by the Portfolio.

Within the Portfolios, currency exposure in any single country will not be more than 20 percentage points of net assets greater than its country weight in the Citigroup WGBI Ex US-Dollar Hedged weight and the currency exposure to any geographic region will not be more than 40 percentage points of net assets greater than its region weight in the WGBI Ex US-Dollar Hedged weight. The regions in the WGBI index are Europe, North America, South America, Africa/Middle East and Asia/Oceania.

Including securities denominated in non-U.S. currencies and long currency forwards, and excluding instances where an investment denominated in a non- U.S. currency has been hedged to reduce or remove that currency exposure, the Portfolios may invest such that up to 75% of the International Income Portfolio’s net assets, and 50% of the Enhanced Multi-Strategy Portfolio’s net assets, may be long positions in non-U.S. dollar currencies. Separately, up to 25% of each Portfolios’ net assets may be exposed to net short positions in non-U.S. dollar currencies, including times when the Portfolio has no net long exposure to any non-U.S. dollar currencies.

Municipal Obligations

The Multi-Strategy Income Portfolio may also invest in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

Cash Equivalents and Short-Term Investments

Under normal market conditions, the Portfolios may invest up to 20% of their net assets in cash equivalents and short-term fixed-income securities not otherwise used to collateralize other investments. The Portfolios may invest in short-term investments, including U.S. government securities, high quality

Section 2    How We Manage Your Money

commercial paper or similar fixed-income securities with remaining maturities of one year or less. In addition, the Portfolios may invest up to 100% of net assets in cash and cash equivalents as collateral for non-cash equivalent exposures.

For temporary defensive purposes, including during periods of high cash inflows, the Portfolios may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. The Portfolios may adopt a defensive strategy when NAM believes securities in which the Portfolios normally invest have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Statement of Additional Information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

The Portfolios may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. These transactions involve an additional element of risk because, although a Portfolio will not have made any cash outlay prior to the settlement date, the Portfolio will own the security for practical purposes and the value of the security may decline before that settlement date.

“Forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a Portfolios’ investment advisor knows that a portfolio bond will be or is likely to be called or mature on a specific future date, the Portfolio may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Repurchase Agreements

The Portfolios may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity.

Derivatives and Private Placements

The Portfolios may use futures, interest rate swaps, total return swaps, non-U.S. currency swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolios may also invest in private placements to seek to enhance yield.

Other Investment Companies

Each Portfolio may invest up to 10% of its assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Portfolios may invest directly. In addition, each Portfolio may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Portfolios may invest directly. Each Portfolio generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive, high-yielding securities available in the market. As a stockholder in an investment company, a Portfolio will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Portfolio’s advisory and administrative fees with respect to assets so invested. Shareholders

Section 2    How We Manage Your Money

would therefore be subject to duplicative expenses to the extent a Portfolio invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. If a Portfolio invests in leveraged investment companies, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Holdings

A description of the Portfolios’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Portfolios’ Statement of Additional Information. Certain portfolio holdings information is available at www.nuveen.com by clicking the “Managed Accounts” link under the “Our Products” section of the home page and following the applicable link for the Portfolio in the “Nuveen Investments Managed Account Offerings” section. By following these links, you can obtain a list of each Portfolio’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Portfolios’ website following the end of each most recent month with an approximately one-month lag. This information will remain available on the website until a Portfolio files with the Securities and Exchange Commission its annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Investment Philosophy and Process

NAM selects fixed-income securities based upon its assessment of a security’s relative value and potential total return, taking into account past and expected future performance, structural characteristics such as coupon, call features and expected timing of cash flows, as well as fundamental and qualitative credit analysis. NAM is supported by a research team that utilizes proprietary research as well as third-party investment analysis to evaluate potential portfolio investments.

The Portfolios seek to achieve their investment objectives by outperforming their respective investment benchmarks over time. The benchmark for the International Income Portfolio is the Citigroup World Government Bond Index (WGBI) Ex-U.S. Hedged, and the benchmark for the Enhanced Multi-Strategy Income Portfolio is the Lehman Brothers Mortgage/Credit Index. In addition to individual security selection, these Portfolios seek to enhance portfolio returns and diversify risk by also employing one or more of the following types of investment strategies, based upon NAM’s outlook of the global economic environment and the expected relative performance of different sectors of the fixed-income market:

•

Structured Product Strategies—The Portfolios may employ sector rotation and relative value strategies, among others, to invest in residential mortgages, commercial mortgages and asset-backed securities, with a primary focus on U.S. agency and AAA-rated securities.

•	Global Interest Rate Strategies—The Portfolios may employ duration exposure, yield curve positioning and cross-country interest rate

Section 2    How We Manage Your Money

strategies, among others, through investments in debt securities as well as interest rate and currency swaps, futures and options. NAM will integrate fundamental credit analysis and top-down market evaluations in selecting countries’ exposures. Key investment considerations include country credit quality, political stability, fiscal practices, debt issuance and market liquidity. NAM will factor in debt market considerations such as the direction and volatility of local interest rates, and projected changes in the yield curve and liquidity. NAM’s market expectations for specific regional sectors and relative currency valuations also help determine security selection.

•

Credit Strategies—The Portfolios may invest in U.S. high yield or investment grade debt securities utilizing a combination of top-down and bottom-up analysis of the U.S. economy along with fundamental and qualitative analysis of specific issuers. When constructing a portfolio, NAM uses proprietary tracking error and credit diversification models to understand the impact that individual positions have on overall portfolio risk.

•

Currency Strategies—The Portfolios may make investments in forward contracts, short-term non-U.S. government securities and derivative instruments to gain long and short exposure to select non-U.S. currencies. NAM believes that the relative differences in local interest rates between countries may persist for extended periods of time, and that the systematic spreads in global interest rates may be captured in the Currency Strategy to enhance the total returns of the Portfolios.

NAM carefully analyzes the risk/return profile of each potential strategy in the context of each Portfolio’s overall portfolio risk/return profile and diversifies across multiple investment strategies in seeking to maximize returns over a variety of market environments, consistent with each Portfolio’s investment objectives and policies.

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in a Portfolio. Because of these and other risks, you should consider an investment in a Portfolio to be a long-term investment.

Market risk: Market risk is the risk that the market values of bonds owned by a Portfolio will decline, at times sharply and unpredictably. Market values of bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Section 2    How We Manage Your Money

Credit risk: Credit risk is the risk that an issuer of a bond or the counterparty on a derivative instrument will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond or derivative instrument would likely decline because of concerns about the issuer’s or counterparty’s ability or willingness to make such payments. In general, lower rated bonds or counterparties carry greater credit risk. The high yield or “junk” bonds held by the Portfolio are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium—a higher interest rate or yield—because of the increased risk of loss. These securities also can be subject to greater price volatility. The Portfolios’ investment in non-investment grade securities and emerging market debt securities, if any, will subject it to a heightened degree of credit risk.

Interest rate risk: Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the Portfolios’ investment in non-U.S. securities or non-U.S. interest rate swaps may expose the Portfolios to additional risks. Prices of longer-term fixed income securities generally fluctuate more than the prices of shorter-term fixed income securities as interest rates change.

Mortgage/asset-backed securities risk: The Portfolios may bear additional risk because they may invest in mortgage-related securities. The value of each Portfolio’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. With asset-backed securities payment of interest and the repayment of principal may be impacted by the cash flows generated by the assets backing the securities.

Derivatives risk: The use of derivatives by a Portfolio presents risks different from, and possibly greater than, the risks associated with investing directly in traditional fixed income securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to seek to enhance a Portfolio’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio.

Non-U.S. securities risk: Investment in the debt securities of non-U.S. governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a governmental entity may be subject. Non-U.S. governmental entities may default on their debt. Holders of non-U.S. government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective

Section 2    How We Manage Your Money

legal remedies for collecting on such debt. To the extent a Portfolio invests a significant portion of its assets in debt securities of a particular country, the Portfolio will be more susceptible to economic, political and regulatory factors effecting issuers in that country.

Emerging markets risk: The Portfolios may invest in governments and issuers located in, and in currencies of, emerging markets countries. These countries’ markets are generally more volatile than countries with more mature economies. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If a Portfolio’s investments in government securities issued by an emerging market country need to be liquidated quickly, the Portfolio could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities and currency markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Currency risk: Changes in exchange rates will affect the value of a Portfolio’s investments in fixed income securities denominated in non-U.S. currencies and in its separate currency investments. The value of any currency relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of any currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each currency and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of currencies could be affected by the actions of non-U.S. governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Non-diversified fund risk: As non-diversified funds (i.e., funds that can take greater than 5% positions in securities of any one issuer with respect to its entire portfolio), the Portfolios may have greater exposure to volatility than a diversified fund. Because the Portfolios may invest a larger percentage of

Section 2    How We Manage Your Money

their assets in securities of a single company or industry, the performance of that company or industry can have a substantial impact on share price.

Changing distribution levels risk: The level of monthly income distributions paid by a Portfolio depends on the amount of income paid by the securities the Portfolio holds. Such payments are not guaranteed and their levels will change. However, changes in the value of the securities generally should not affect the amount of income they pay.

Investment strategy risk: There is a risk that the value of the investments that NAM chooses will not rise as high as NAM expects, or will fall.

Income risk: Income risk is the risk that the income from the Portfolios’ securities will decline because of falling market interest rates. This can result when a Portfolio invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Portfolio’s current earnings rate. Also, if a Portfolio invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Portfolio’s income may decrease if short-term interest rates rise.

Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Investment Limitations

The Portfolios have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and avoid excessive concentration.

Derivatives and Other Investment Strategies

In addition to the Portfolios’ principal investment strategies, the Portfolios may also use various investment strategies designed to limit or optimize the risk of bond price fluctuations. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, options on swap contracts or other derivative securities whose prices, in NAM’s opinion, correlate with the prices of a Portfolio’s investments. NAM uses these strategies to shorten or lengthen the effective duration, and therefore the interest rate risk, of a Portfolios’ investment portfolios, and to adjust other aspects of the Portfolio’s risk/return profile. A Portfolio may use these strategies if the Portfolio deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

Section 2    How We Manage Your Money

Section 3    General Information

Eligible Investors

Portfolio shares may be purchased only by or on behalf of separately managed account clients where NAM has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolios intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

Calculation of Share Price

Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when a Portfolio receives your order. Orders will generally be placed on your behalf by NAM as manager of your municipal separately managed account. Orders received by a Portfolio, and verified as described below, before the close of trading on a business day will receive that day’s closing share price, otherwise you will receive the next business day’s price.

The timing of the investment in a Portfolio as part of your separately managed account will depend on several factors, including, but not limited to, verification with your financial advisor or firm that NAM is authorized to trade on behalf of the separately managed account, confirmation of the separately managed account investment parameters, funding of the account, liquidation of existing securities, and specific order placement procedures of separately managed account sponsors.

Investment Minimums

There are no minimum initial investment requirements. The separately managed accounts with which a Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio. Each Portfolio, however, reserves the right to reject purchase orders and to implement fund-level minimum investment requirements.

Redemption Procedures

Shares may be redeemed on any business day. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual securities or other investments within your separately managed account. You will receive the share price next determined after your Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.

In most cases, purchase and redemption orders are made to the broker-dealer who executes trades for the applicable separately managed account

Section 3    General Information

based on instructions from the separately managed account adviser in its capacity as investment adviser or sub-adviser to the account.

Redemptions may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, a Portfolio may delay redemption payments for more than seven days as permitted by law.

The Portfolios pay dividends monthly out of their net investment income and any taxable capital gains or other taxable distributions once a year in December.

Dividends and capital gains and other distributions will be paid only in cash and will not be reinvested in additional shares of a Portfolio. For further information, contact your financial advisor or call Nuveen Investments at (800) 990-8684.

Taxes and Tax Reporting

The Portfolios may realize and distribute taxable income or capital gains from time to time as a result of the Portfolios’ normal investment activities. Each Portfolio’s distributions of these amounts are taxed as ordinary income or capital gains. These distributions may also be subject to state and local tax. Dividends from a Portfolio’s long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. A Portfolio’s taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive the statement from the firm through which you purchased your fund shares. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Portfolio may affect the taxation of your benefits.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying Portfolio shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

The price you pay for your shares is based on each Portfolio’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for a Portfolio by taking the value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and

Section 3    General Information

dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Portfolios’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for certain fixed-income securities, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the statement of additional information for details.

If a Portfolio holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

The Portfolios are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Portfolios’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Portfolio. However, the Portfolios are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Because each Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. Each Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by NAM, separately managed

Section 3    General Information

account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolios.

The Portfolios have adopted a Frequent Trading Policy that seeks to balance the need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The Portfolios may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

Each Portfolio reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Portfolios may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Portfolios reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The Portfolios also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Portfolio may refuse purchase orders if the Portfolio would be unable to invest the proceeds from the purchase order in accordance with the Portfolio’s investment policies and/or objectives, or if the Portfolio would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Portfolios’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Portfolios is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the Portfolios. The Portfolios’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 3    General Information

Section 4    Financial Highlights

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio. The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal period, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request.

International Income Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate
2009	$9.80	$.33	$.14	$.47	$(1.34)	$—	$(1.34)	$8.93	5.40%	$2,968.00%			3.58%		144%
2008(d)	10.00	.22	(.20)	.02	(.22)	—	(.22)	9.80	.19	3,214.06		*	3.68	*	49

*	Annualized.

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM.

(d)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.

Section 4    Financial Highlights

Enhanced Multi-Strategy Income Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)
2009	$9.81	$1.08	$.72	$1.80	$(.85)	$(.20)	$(1.05)	$10.56	20.12%	$5,711.00%			11.15%		439%
2008(e)	10.00	.29	(.21)	.08	(.27)	—	(.27)	9.81	.74	5,262	—	*	4.75	*	120

*	Annualized.

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM.

(d)	Excluding dollar roll transactions.

(e)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.

Section 4    Financial Highlights

Nuveen Managed Accounts Portfolios Trust

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, NAM and Tradewinds. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800)257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Portfolios are series of Nuveen Managed Accounts Portfolios Trust, whose Investment Company Act file number is 811-22023.

Funds distributed by

Nuveen Investments, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 990-6864

www.nuveen.com

MPR-EIMAP-1109P NA

November 30, 2009

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

International Income Managed Accounts Portfolio

Enhanced Multi-Strategy Income Managed Accounts Portfolio

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the International Income Managed Accounts Portfolio (the “International Income Portfolio”) and the Enhanced Multi-Strategy Income Managed Accounts Portfolio (the “Multi-Strategy Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”) dated November 30, 2009. The Prospectus may be obtained, without charge, by written request to Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787.

The audited financial statements for the Portfolios appear in the Portfolios’ Annual Report dated July 31, 2009; such financial statements are incorporated herein by reference and are available without charge by calling (800) 257-8787.

THE TRUST

The Portfolios are each a series of the Nuveen Managed Accounts Portfolios Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on November 14, 2006. The Trust is a series company under SEC Rule 18f-2. The Trust currently has three series. As a series of the Trust, each Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Each is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolios were developed exclusively for use within Nuveen-sponsored separately managed accounts.

The Board of Trustees of the Trust (the “Board of Trustees”) is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Each currently authorized and outstanding series consists of one class of shares. The Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes, and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Portfolio have the right to call a special meeting to remove trustees or for any other purpose.

Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of a Portfolio.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIOS

Investment Policies

The investment objectives and certain fundamental investment policies of each Portfolio are described in the Prospectus. Each Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Portfolio:

(1) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(2) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Portfolio’s total assets.

(3) Issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(4) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(5) Purchase or sell real estate, but this shall not prevent a Portfolio from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

(6) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(8) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

With respect to investment policy (1) above, the 1940 Act currently permits borrowings provided that immediately thereafter there is asset coverage of at least 300% for all borrowings.

For the purpose of applying the limitations set forth in investment policy (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Portfolio’s assets that may be invested in securities insured by any single insurer.

Except with respect to investment policy (1) above, the foregoing restrictions and limitations, as well as the Portfolios’ policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each Portfolio, cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of a Portfolio’s shares, whichever is less.

In addition, each Portfolio, as a non-fundamental policy that may be changed by the Board of Trustees, may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 50% of its total assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Portfolio’s assets falls below 300% of its borrowings, the Portfolio will reduce its borrowings within 3 business days.

International Income Portfolio Investments

Additional information about individual types of securities (including key considerations and risks) in which the International Income Portfolio may invest is set forth below. In addition to the types of securities described in the Prospectus, and consistent with the International Income’s investment policies, objective and strategies, the Portfolio may invest in the following types of securities in amounts of less than 5% of its net assets in each case and not in the aggregate. However, if any such security type is listed in the Prospectus as part of a principal investment strategy, this 5% limitation shall not apply.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments

The International Income Portfolio may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the International Income Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its non-U.S. reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from non-U.S. trade to service its external debt, it may need to depend on continuing loans and aid from non-U.S. governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Debt Securities

The International Income Portfolio may invest in U.S. government debt securities, U.S. local government debt securities and U.S. government agency securities of any maturity, including U.S. government mortgage-backed securities. U.S. government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. U.S. government agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. government-sponsored enterprises and instrumentalities are not agencies of the U.S. government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. government is not obligated to provide support to its instrumentalities, the International Income Portfolio will invest in obligations issued by these instrumentalities only where it is satisfied that the credit risk with respect to the issuers is minimal.

Corporate Debt Securities

Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Multi-Strategy Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Below Investment Grade Securities

The International Income Portfolio may invest up to 35% of its net assets in debt instruments rated below investment grade or in unrated securities determined by NAM to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, NAM also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the International Income

Portfolio invests in lower grade securities that have not been rated by a rating agency, its ability to achieve its investment objectives will be more dependent on NAM’s credit analysis than would be the case when it invests in rated securities. See Appendix A for a description of security ratings.

Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the International Income Portfolio may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. NAM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the International Income Portfolio’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the International Income Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the International Income Portfolio’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the International Income Portfolio may have greater difficulty selling its portfolio securities. The International Income Portfolio will be more dependent on NAM’s research and analysis when investing in below investment grade securities. NAM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The International Income Portfolio’s credit quality policies apply only at the time a security is purchased, and the International Income Portfolio is not required to dispose of a security in the event that a rating agency or NAM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Interest Rate and Total Return Swaps

In lieu of holding government debt securities directly, the International Income Portfolio may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The International Income Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the International Income Portfolio and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. For example, the International Income Portfolio would agree to pay a short-term floating rate of interest (e.g., the three month London Interbank Offer Rate denominated in Euros (“Euro LIBOR”)) and receive a fixed rate of interest in Euros on a local 10 year debt instrument. This would enable the International Income Portfolio to earn the current difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the International Income Portfolio to changes in the level of 10 year interest rates in Europe. This would enable the International Income Portfolio to benefit from falling 10 year Euro interest rates and conversely the International Income Portfolio would experience a reduction in value if 10 year Euro interest rates rose.

In a total return swap, the International Income Portfolio exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate. For example, if the International Income Portfolio desires to gain exposure to the local sovereign debt of Australia, it could enter into a total return swap with a bank or other counterparty based on the local sovereign debt of Australia having a specified maturity (e.g., 10 years). Each sub-period (quarterly or monthly), the International Income Portfolio would receive the total return of the local sovereign debt of Australia and pay the bank a specified rate (e.g., an Australian local short-term interest rate) plus or minus a specified spread. As a result, the International Income Portfolio achieves a return equivalent to a direct investment in the underlying Australian local sovereign debt. While the International Income Portfolio pays the bank or other counterparty the floating rate plus or minus the spread (typically 30 basis points), it does not have currency exposure to the underlying non-U.S. currency. The International Income Portfolio assumes primarily the credit and interest rate risk of Australian local sovereign debt.

The International Income Portfolio usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the International Income Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the International Income Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the International Income Portfolio. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the International Income Portfolio’s obligations will be accrued on a daily basis, and the full amount of the International Income Portfolio’s obligations will be segregated by the International Income Portfolio.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the International Income Portfolio will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the International Income Portfolio would be unfavorably affected.

Bond Futures and Forward Contracts

Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Currency Forward Contracts

Currency forward contracts, including NDFs, involve obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between currency traders and their customers. An NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded non-U.S. currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the International Income Portfolio may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

The International Income Portfolio intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the International Income Portfolio or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the International Income Portfolio may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the International Income Portfolio currently has a net obligation under the contract. Likewise, the International Income Portfolio may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward contract generally does not require any initial cash outlay by the International Income Portfolio. The International Income Portfolio’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the International Income Portfolio will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established. The International Income Portfolio will be identified as the “currency buyer” on its long forward contract positions and as the “currency seller” on its short forward contract positions. The International Income Portfolio will earn a positive return from a long forward contract position if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the International Income Portfolio will lose money from a long forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the International Income Portfolio will earn a positive return from a short forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

Illiquid Securities

The International Income Portfolio may invest up to 15% of its net assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine to the extent permissable under federal securities laws which securities are liquid or illiquid for puposes of the 15% limitation. The assets used to cover OTC derivatives used by the International Income Portfolio will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the International Income Portfolio may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the International Income Portfolio, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the International Income Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the International Income Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the International Income Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

When-Issued and Delayed Delivery Transactions

The International Income Portfolio may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the International Income Portfolio enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the International Income Portfolio is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the International Income Portfolio. The International Income Portfolio may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the International Income Portfolio specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Defensive Position

During temporary defensive purposes or in order to keep the International Income Portfolio’s cash on hand fully invested, the International Income Portfolio may deviate from its investment objectives. In such a case, the International Income Portfolio may not pursue or achieve its investment objectives. In addition, upon NAM’s recommendations that a change would be in the best interests of the International Income Portfolio, and subject to approval of the International Income Portfolio’s Board of Trustees, NAM may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Ginnie Mae, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government -sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the International Income Portfolio may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the International Income Portfolio purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the International Income Portfolio during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the International Income Portfolio to invest temporarily available cash. The International Income Portfolio may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the International Income Portfolio may invest. The International Income Portfolio will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the International Income Portfolio is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the International Income Portfolio is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the International Income Portfolio could incur a loss of both principal and interest. The International Income Portfolio’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the International Income Portfolio. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the International Income Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the International Income Portfolio and a corporation. There is no secondary market for such notes. However, they are redeemable by the International Income Portfolio at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the International Income Portfolio’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The International Income Portfolio may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the International Income Portfolio may invest directly. In addition, the International Income Portfolio may invest a portion of its net assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which it may invest directly. The International Income Portfolio generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of un-invested cash or during periods when there is a shortage of attractive securities of the types in which the International Income Portfolio may invest directly available in the market. As an investor in an investment company, the International Income Portfolio will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the International Income Portfolio’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the International Income Portfolio invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the International Income Portfolio may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objectives of the International Income Portfolio. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the International Income Portfolio’s investment objectives.

The International Income Portfolio may engage in portfolio trading when considered appropriate, but short-term trading in the International Income Portfolio’s Government Securities will not be used as the primary means of achieving the International Income Portfolio’s investment objectives. The turnover rate is not expected to exceed 200% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the International Income Portfolio. High portfolio turnover may result in the realization of net short-term capital gains by the International Income Portfolio which, when distributed to shareholders, will be taxable as ordinary income. The International Income Portfolio’s turnover rate for the fiscal period ended July 31, 2009 was significantly higher than the prior fiscal period due to the prior fiscal period being shorter than a full year.

Other Investment Policies and Techniques

Asset-Backed Securities. The International Income Portfolio may invest in certain asset-backed securities as discussed below. The asset-backed securities that the International Income Portfolio may invest in are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued that, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The International Income Portfolio also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

The mortgage-related securities that may be included in the Internal Government Bond Portfolio are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the International Income Portfolio invests will typically pay variable rates of interest, although the International Income Portfolio may invest in fixed-rate obligations as well.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the International Income Portfolio may exhibit additional volatility. This is known as extension risk. NAM expects that the International Income Portfolio will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the International Income Portfolio’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the International Income Portfolio’s returns because the International Income Portfolio may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the International Income Portfolio, prepayment risk may be increased. The International Income Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Interest Rate Transactions. In order to seek to hedge the value of the International Income Portfolio’s portfolio against interest rate fluctuations, to hedge against increases in its costs associated with the distribution payments on its outstanding shares or to seek to increase its return, the International Income Portfolio may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The International Income Portfolio may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities it anticipates purchasing at a later date or to seek to increase its return. However, in addition to investing in interest rate swaps to effectively gain exposure to Government Securities, the International Income Portfolio also may invest in interest rate swaps to seek to increase income or to seek to increase the International Income Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The International Income Portfolio is not required to pursue these portfolio strategies and may choose not to do so. The International Income Portfolio cannot guarantee that any strategies it uses will work.

Adjustable Rate Senior Loans. Although the International Income Portfolio has no current intention to do so, the International Income Portfolio may invest in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the International Income Portfolio only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The International Income Portfolio may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets.

Senior loans, as with the other types of securities in which the International Income Portfolio may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, to the extent such senior loans are deemed to be illiquid.

Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the International Income Portfolio, a reduction in the value of the senior loan and a decrease in the International Income Portfolio’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the International Income Portfolio’s net asset value.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the International Income Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the International Income Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans, such as the International Income Portfolio, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the International Income Portfolio’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the International Income Portfolio purchases them. If a senior loan is rated at the time of purchase, NAM may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the International Income Portfolio is more dependent on NAM’s credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the International Income Portfolio is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

No active trading market currently exists for some of the senior loans in which the International Income Portfolio may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the International Income Portfolio to sell an investment in a timely manner at a price approximately equal to its value on the International Income Portfolio’s books. The illiquidity of some senior loans may impair the International Income Portfolio’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the International Income Portfolio’s operations require cash, and may in certain circumstances require that the International Income Portfolio sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the International Income Portfolio’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the International Income Portfolio may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of NAM, do not represent fair value. If the International Income Portfolio attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the International Income Portfolio could get for the senior loan may be adversely affected.

Any lender, which could include the International Income Portfolio, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

The International Income Portfolio may purchase participations in senior loans. By purchasing a participation interest in a loan, the International Income Portfolio acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the International Income Portfolio generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the International Income Portfolio typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the International Income Portfolio assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the International Income Portfolio may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the senior loan. A lender selling a participation and other persons inter-positioned between the lender and the International Income Portfolio with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The International Income Portfolio may purchase and retain in its portfolio senior loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the International Income Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

The International Income Portfolio, in connection with its investments in senior loans, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as agent (“Agent”) in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

When the International Income Portfolio acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the International Income Portfolio is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the International Income Portfolio generally also would have full voting and consent rights under the applicable loan agreement.

Acting in the capacity of an Agent with respect to a loan may subject the International Income Portfolio to certain risks in addition to those associated with the International Income Portfolio’s role as a lender. A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the International Income Portfolio were determined to be subject to the claims of the Agent’s general creditors, the International Income Portfolio might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

The International Income Portfolio’s ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The International Income Portfolio intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Certain Structured Notes. If the International Income Portfolio invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, the International Income Portfolio may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining the percentage of the International Income Portfolio’s net assets invested under normal market circumstances in senior loans. See also “Hedging Transactions—Structured Notes.”

Debtor-In-Possession Financings. The International Income Portfolio may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the International Income Portfolio’s only recourse will be against the property securing the DIP financing.

Warrants and Equity Securities. The International Income Portfolio may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with a senior loan or other debt instrument of the Borrower. The International Income Portfolio also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the International Income Portfolio’s net asset value. The International Income Portfolio may possess material non-public information about an issuer as a result of its ownership of a senior loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the International Income Portfolio might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Eurodollar Instruments and Yankee Bonds. The International Income Portfolio may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities. The International Income Portfolio’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code, an investment company, such as the International Income Portfolio, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the International Income Portfolio will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the International Income Portfolio may have to distribute cash obtained from selling other portfolio holdings of the International Income Portfolio in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its shareholders even though investment considerations might otherwise make it undesirable for the International Income Portfolio to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the International Income Portfolio to dispose of them or determine their current value.

Hedging Transactions

Options on Securities. The International Income Portfolio may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts.

As a holder of a put option, the International Income Portfolio will have the right to sell the securities underlying the option and as the holder of a call option, the International Income Portfolio will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The International Income Portfolio may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the International Income Portfolio would sell an option of the same series as the one it has purchased. The ability of the International Income Portfolio to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market.

In purchasing a put option, the International Income Portfolio will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the International Income Portfolio will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the International Income Portfolio are small in relation to the market value of the instruments underlying the options, purchasing options can result in additional amounts of leverage to the International Income Portfolio. The leverage caused by trading in options could cause the International Income Portfolio’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the International Income Portfolio did not invest in options.

The International Income Portfolio will receive a premium when it writes put and call options, which increases the International Income Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the International Income Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the International Income Portfolio’s obligation as the seller of the option continues. Upon the exercise of a put option written by the International Income Portfolio, it may suffer an economic loss equal to the difference between the price at which the International Income Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the International Income Portfolio, it may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over its acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to it and its acquisition cost of the security. Thus, in some periods the International Income Portfolio might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The International Income Portfolio may purchase put and call options on stock indexes and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the International Income Portfolio may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the International Income Portfolio’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the International Income Portfolio’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the International Income Portfolio of options on stock or bond indexes will be subject to the ability of NAM to predict correctly changes in the relationship of the underlying index to its portfolio holdings. No assurance can be given that NAM’s judgment in this respect will be correct.

When the International Income Portfolio writes an option on a stock or bond index, it will establish a segregated account with its custodian in which it will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The International Income Portfolio may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

For example, if NAM expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the International Income Portfolio’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of its position in such futures contract. If, on the other hand, NAM expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the International Income Portfolio’s futures contract resulting from the increase in the index. The International Income Portfolio may purchase futures contracts on a stock or bond index to enable NAM to gain immediate exposure to the underlying securities market pending the investment in individual securities of its portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the International Income Portfolio, it will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the International Income Portfolio’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The International Income Portfolio and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the International Income Portfolio, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The International Income Portfolio reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the International Income Portfolio’s policies. In addition, certain provisions of the Code may limit the extent to which the International Income Portfolio may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the International Income Portfolio, there are no daily cash payments made by the International Income Portfolio to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the International Income Portfolio.

Other Futures Contracts and Options on Futures Contracts. The International Income Portfolio’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. government agency security futures contracts and (ii) options on U.S. Treasury security or U.S. government agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the International Income Portfolio may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for it than if it had not engaged in any such transactions. If, for example, the International Income Portfolio had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the International Income Portfolio’s portfolio holdings and futures contracts or options on futures contracts entered into by the International Income Portfolio, which may prevent it from achieving the intended hedge or expose the International Income Portfolio to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the International Income Portfolio’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM’s judgment in this respect will be correct.

The International Income Portfolio’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of its assets that can be put at risk through the use of futures contracts and options thereon and the value of the International Income Portfolio’s futures contracts and options thereon may equal or exceed 100% of the value of its total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The International Income Portfolio may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the International Income Portfolio.

Structured Notes. The International Income Portfolio may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The International Income Portfolio may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the International Income Portfolio’s initial investment in these contracts. The International Income Portfolio will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the International Income Portfolio’s use of futures will be advantageous to it.

Credit-Linked Notes. The International Income Portfolio may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

Interest Rate Caps. The International Income Portfolio may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

The International Income Portfolio will usually enter into caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the International Income Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the state of interest rates in general, the International Income Portfolio’s use of interest rate caps could enhance or harm the overall performance on the shares. To the extent there is a decline in interest rates, the value of the interest rate cap could decline, and could result in a decline in the net asset value of the shares. Purchasing interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Purchasing interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the International Income Portfolio to the counterparty exceeds the additional amount the International Income Portfolio would have been required to pay had it not entered into the cap agreement. The International Income Portfolio has no current intention of selling an interest rate cap. The International Income Portfolio will monitor its interest rate cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate caps is limited to the net amount of interest payments that the International Income Portfolio is contractually obligated to make. The net amount of the excess, if any, of the International Income Portfolio’s obligations over its entitlements will be maintained in a segregated account by the International Income Portfolio’s custodian. If the counterparty defaults, the International Income Portfolio would not be able to use the anticipated net receipts under the cap to offset the interest payments or dividend payments due. Depending on whether the International Income Portfolio would be entitled to receive net payments from the counterparty on the cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the International Income Portfolio will not enter into an interest rate cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate cap transaction in an effort to proactively protect the International Income Portfolio’s investments.

In addition, at the time the interest rate cap transaction reaches its scheduled termination date, there is a risk that the International Income Portfolio would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the International Income Portfolio’s shares.

The International Income Portfolio may choose or be required to terminate early all or a portion of any cap transaction. An early termination of a cap could result in a termination payment to the International Income Portfolio.

Other Hedging Transactions. The International Income Portfolio may invest in relatively new instruments without a significant trading history for purposes of hedging its portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Multi-Strategy Portfolio Investments

Additional information about individual types of securities (including key considerations and risks) in which the Multi-Strategy Portfolio may invest is set forth below. In addition to the types of securities described in the Prospectus, and consistent with the Multi-Strategy Portfolio’s investment policies, objective and strategies, the Portfolio may invest in the following types of securities in amounts of less than 5% of its net assets in each case and not in the aggregate. However, if any such security type is listed in the prospectus as part of a principal investment strategy, this 5% limitation shall not apply.

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. See also “Multi-Strategy Portfolio Investments—Mortgage-Backed Securities.”

The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under “Multi-Strategy Portfolio Investments—Mortgage-Backed Securities” for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

In addition, as purchasers of an asset-backed security, the Multi-Strategy Portfolio generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Multi-Strategy Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Multi-Strategy Portfolio may experience losses or delays in receiving payment.

Bank Obligations (U.S. and Non-U.S.)

Bank obligations include, for example, certificates of deposit, bankers’ acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of non-U.S. banks. A Eurodollar certificate of deposit is a CD issued by a non-U.S. (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

A bank obligation may be issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank.

As a general matter, obligations of “U.S. banks” are not subject to the Multi-Strategy Portfolio’s fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that U.S. branches of non-U.S. banks and non-U.S. branches of U.S. banks may, if certain conditions are met, be treated as “U.S. banks.” More specifically, “U.S. banks” include: (a) U.S. branches of U.S. banks; (b) U.S. branches of non-U.S. banks, to the extent that they are subject to comparable regulation as U.S. banks; and (c) non-U.S. branches of U.S. banks with respect to which the U.S. bank would be unconditionally liable in the event that the non-U.S. branch failed to pay on its instruments for any reason.

The Multi-Strategy Portfolio may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see “Descriptions of Permissible Investments—Futures and Options.”

Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the United States government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution.

Obligations of non-U.S. banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of U.S. banks; (c) a non-U.S. jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) non-U.S. deposits may be seized or nationalized; (e) non-U.S. governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning non-U.S. banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to U.S. banks. Non-U.S. banks are not subject to examination by any U.S. government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

See also “Multi-Strategy Portfolio Investments—Non-U.S. Securities,” “Multi-Strategy Portfolio Investments—Variable- and Floating-Rate Instruments” and “Multi-Strategy Portfolio Investments—Money Market Instruments.”

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Multi-Strategy Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Derivatives

A derivative is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward non-U.S. currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this Statement of Additional Information discussing such securities.

The Multi-Strategy Portfolio may use derivatives for a variety of reasons, including to: enhance the Portfolio’s return, attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Portfolio’s unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Portfolio’s portfolio.

The Multi-Strategy Portfolio may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Multi-Strategy Portfolio’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Multi-Strategy Portfolio. The success of management’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

Counterparty Creditworthiness

The Multi-Strategy Portfolio’s portfolio manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Multi-Strategy Portfolio will enter into these transactions only with counterparties with long-term debt ratings in the category of A or higher by Standard & Poor’s, Fitch or Moody’s at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor’s, F-1 by Fitch and/or Prime-1 by Moody’s. In addition to checking agency ratings to assess creditworthiness, the Multi-Strategy Portfolio’s portfolio manager also considers news reports and market activity, such as the levels at which a counterparty’s long-term debt is trading. Furthermore, the Multi-Strategy Portfolio’s portfolio manager monitors the amount of credit extended to any one counterparty by the Multi-Strategy Portfolio and will not enter into additional transactions involving a given counterparty if more than 5% of the Multi-Strategy Portfolio’s net assets are devoted to transactions involving that counterparty. Besides creditworthiness, the Multi-Strategy Portfolio’s portfolio manager reviews, on a regular basis, the various exposures that the Multi-Strategy Portfolio has to over-the-counter counterparties. Additionally, the Multi-Strategy Portfolio’s portfolio manager may negotiate collateral arrangements with a counterparty in order to further reduce the Multi-Strategy Portfolio’s exposure to such counterparty.

See also “Multi-Strategy Portfolio Investments—Futures and Options,” “Multi-Strategy Portfolio Investments—Linked Securities and Structured Products,” “Multi-Strategy Portfolio Investments—Stripped Securities,” “Multi-Strategy Portfolio Investments—Warrants and Rights” and “Multi-Strategy Portfolio Investments—Swap Contracts.”

Dollar Roll Transactions

Under a mortgage “dollar roll,” the Multi-Strategy Portfolio sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the “roll” period, the Multi-Strategy Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Multi-Strategy Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Multi-Strategy Portfolio may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. See also “Multi-Strategy Portfolio Investments—Mortgage-Backed Securities.”

Mortgage dollar rolls involve the risk that the market value of the securities the Multi-Strategy Portfolio is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Multi-Strategy Portfolio if the other party should default on its obligation and the Multi-Strategy Portfolio is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Multi-Strategy Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Multi-Strategy Portfolio’s obligation to repurchase the securities.

Non-U.S. Securities

Non-U.S. securities are debt, equity or derivative securities determined by the Multi-Strategy Portfolio’s portfolio management team to be non-U.S. based on an issuer’s domicile, its principal place of business, the source of its revenue or other factors.

Forward non-U.S. currency exchange contracts—Forward non-U.S. currency exchange contracts establish an exchange rate at a future date. the Multi-Strategy Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security (a “transaction hedge”). In addition, when a non-U.S. currency suffers a substantial decline against the U.S. dollar, the Multi-Strategy Portfolio may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Multi-Strategy Portfolio’s securities denominated in such non-U.S. currency. When it is believed that the U.S. dollar may suffer a substantial decline against the non-U.S. currency, it may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount (a “position hedge”).

The Multi-Strategy Portfolio may, however, enter into a forward contract to sell a different non-U.S. currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a “cross-hedge”).

Non-U.S. currency hedging transactions are attempts to protect the Multi-Strategy Portfolio against changes in non-U.S. currency exchange rates between the trade and settlement dates of specific securities transactions or changes in non-U.S. currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

Non-U.S. securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on non-U.S. investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect the Multi-Strategy Portfolio’s share price; (3) costs of converting non-U.S. currency into U.S. dollars and U.S. dollars into non-U.S. currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of non-U.S. taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

Certain of the risks associated with investments in non-U.S. securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in non-U.S. investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

As noted, non-U.S. securities also involve currency risks. The U.S. dollar value of a non-U.S. security tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. the Multi-Strategy Portfolio may purchase or sell forward non-U.S. currency exchange contracts in order to attempt to minimize the risk to the Multi-Strategy Portfolio from adverse changes in the relationship between the U.S. dollar and non-U.S. currencies. The Multi-Strategy Portfolio may also purchase and sell non-U.S. currency futures contracts and related options. See “Multi-Strategy Portfolio Investments—Futures and Options.”

Futures and Options

Futures and options contracts on fixed income securities are derivative instruments that the Multi-Strategy Portfolios may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance the Multi-Strategy Portfolio’s return, to enhance the Multi-Strategy Portfolio’s liquidity, to reduce transaction costs or other reasons. See generally “Multi-Strategy Portfolio Investments—Derivatives.”

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. the Multi-Strategy Portfolio expects to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Multi-Strategy Portfolios require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed 5% of the value of the Multi-Strategy Portfolio.

The Multi-Strategy Portfolio may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates.

The Multi-Strategy Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or indices, and may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Multi-Strategy Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Multi-Strategy Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Multi-Strategy Portfolio expires unexercised, the Multi-Strategy Portfolio will realize a loss equal to the premium paid. If the Multi-Strategy Portfolio enters into a closing sale transaction on an option purchased by it, the Multi-Strategy Portfolio will realize a gain if the premium received by the Multi-Strategy Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Multi-Strategy Portfolio expires on the stipulated expiration date or if the Multi-Strategy Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Multi-Strategy Portfolio is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Multi-Strategy Portfolio will realize a gain or loss on the sale of the underlying instrument. If a put option written by the Multi-Strategy Portfolio is exercised, the Multi-Strategy Portfolio’s basis in the underlying instrument will be reduced by the net premium received when the option was written.

With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, the Multi-Strategy Portfolio would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Multi-Strategy Portfolio has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. The Multi-Strategy Portfolio generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

In addition, there is also the risk of loss by the Multi-Strategy Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Multi-Strategy Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

The successful use by the Multi-Strategy Portfolio of futures and options will be subject to the ability of the Adviser to correctly predict movements in interest rates. This requires different skills and techniques than those required to predict changes in the prices of individual securities. the Multi-Strategy Portfolio therefore bears the risk that future market trends will be incorrectly predicted. In addition, the Multi-Strategy Portfolio’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures and options, depends on the degree to which price movements in the applicable markets correlate with the price movements of the securities held by the Multi-Strategy Portfolio. Inasmuch as the Multi-Strategy Portfolio’s securities will not duplicate the applicable market, the correlation will not be perfect. Consequently, the Multi-Strategy Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

Asset Coverage for Futures and Options Positions. The Multi-Strategy Portfolio will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be market-to-market daily. The Multi-Strategy Portfolio may not enter into futures or options positions if such positions will require the Multi-Strategy Portfolio to set aside or earmark more than 100% of its assets.

Guaranteed Investment Contracts and Funding Agreements

Guaranteed investment contracts (“GICs”), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, the Multi-Strategy Portfolio may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.

The Multi-Strategy Portfolio will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to the Multi-Strategy Portfolio on seven days’ notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

High Yield/Lower-Rated Debt Securities

A high yield/lower-rated debt security (also known as a “junk” bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. See also “Multi-Strategy Portfolio Investments—Corporate Debt Securities” and “Multi-Strategy Portfolio Investments—Municipal Securities.”

The Multi-Strategy Portfolio may invest in high yield/lower-rated securities that are also convertible securities. See “Multi-Strategy Portfolio Investments—Convertible Securities.”

The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Multi-Strategy Portfolio will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Multi-Strategy Portfolio will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, the Multi-Strategy Portfolio may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Multi-Strategy Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Multi-Strategy Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Because certain high yield/lower-rated debt securities also may be non-U.S. securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See “Multi-Strategy Portfolio Investments—Non-U.S. Securities.”

Linked Securities and Structured Products

Linked securities, such as index-linked, credit-linked and currency-linked securities, are types of derivative securities. See generally “Multi-Strategy Portfolio Investments—Derivatives.”

Index-linked, equity-linked and credit-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more non-U.S. currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a “structured” product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Like all derivatives, the Multi-Strategy Portfolio’s investments in “linked” securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Multi-Strategy Portfolio to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to non-U.S. currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See “Multi-Strategy Portfolio Investments—Non-U.S. Securities.”

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Multi-Strategy Portfolio Investments—Private Placement Securities and Other Restricted Securities.”

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

See “Multi-Strategy Portfolio Investments—Bank Obligations,” “Multi-Strategy Portfolio Investments—Corporate Debt Securities,” “Multi-Strategy Portfolio Investments—Guaranteed Investment Contracts and Funding Agreements,” “Multi-Strategy Portfolio Investments—Repurchase Agreements” and “Multi-Strategy Portfolio Investments—U.S. Government Obligations.”

Money market instruments (other than certain U.S. government obligations) are not backed or insured by the U.S. government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See “Multi-Strategy Portfolio Investments—Pass-Through Securities.”

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Multi-Strategy Portfolio will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Multi-Strategy Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.

Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Multi-Strategy Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Multi-Strategy Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Securities

Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds generally are classified as “general obligation” or “revenue” bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private activity bonds (such as an industrial development or industrial revenue bond) held by the Multi-Strategy Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Multi-Strategy Portfolio may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Multi-Strategy Portfolio to be liquid because they are payable upon demand. The Multi-Strategy Portfolio has no specific percentage limitations on investments in master demand obligations.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Multi-Strategy Portfolio, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Multi-Strategy Portfolio. NAM will consider such an event in determining whether the Multi-Strategy Portfolio should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Multi-Strategy Portfolio will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of the Multi-Strategy Portfolio versus the greater relative safety that comes with a less concentrated investment portfolio.

Pass-Through Securities (Participation Interests and Company Receipts)

A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Multi-Strategy Portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Multi-Strategy Portfolio may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the United States government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the United States government.

FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the United States government.

There are also private entities that issue mortgage-backed securities that resemble those issued by GNMA, FHLMC and FNMA. Such private entities generally issue certificates that represent a pro rata interest in a pool of mortgages. Such certificates are not backed by the full faith and credit of the U.S. government. However, they typically maintain credit enhancement through the structure of the offering or from third party insurers.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Multi-Strategy Portfolio, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of the Multi-Strategy Portfolio which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Multi-Strategy Portfolio might be converted to cash and the Multi-Strategy Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Multi-Strategy Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

REITs

A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

A repurchase agreement is a money market instrument that is a contract under which the Multi-Strategy Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Multi-Strategy Portfolio to resell such security at a fixed time and price (representing the Multi-Strategy Portfolio’s cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by the Multi-Strategy Portfolio which are collateralized by the securities subject to repurchase. Typically, the Multi-Strategy Portfolio will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See “Multi-Strategy Portfolio Investments—Money Market Instruments.”

Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Multi-Strategy Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Multi-Strategy Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Multi-Strategy Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Pursuant to an exemptive order issued by the SEC, the Multi-Strategy Portfolio may “combine” uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

A reverse repurchase agreement is a contract under which the Multi-Strategy Portfolio sells a security for cash for a relatively short period (usually not more than one month) subject to the obligation of the Multi-Strategy Portfolio to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by the Multi-Strategy Portfolio.

Reverse repurchase agreements involve the risk that the market value of the securities the Multi-Strategy Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Multi-Strategy Portfolio’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Multi-Strategy Portfolio’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and accordingly, under the requirements of the 1940 Act, the Multi-Strategy Portfolio is required to segregate permissible assets to cover their position.

Securities Lending

For various reasons, including to enhance the Multi-Strategy Portfolio’s return, the Multi-Strategy Portfolio may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for the Multi-Strategy Portfolio exceeds one-third of the value of the Multi-Strategy Portfolio’s net assets. The Multi-Strategy Portfolio will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, the Multi-Strategy Portfolio will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Short Sales

Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Multi-Strategy Portfolio must borrow the security to make delivery to the buyer. The Multi-Strategy Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Multi-Strategy Portfolio. Until the security is replaced, the Multi-Strategy Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Multi-Strategy Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

The successful use by the Multi-Strategy Portfolio of short sales will be subject to the ability of NAM to correctly predict movements in the directions of the relevant market. The Multi-Strategy Portfolio therefore bears the risk that NAM will incorrectly predict future price directions. In addition, if the Multi-Strategy Portfolio sells a security short, and that security’s price goes up, the Multi-Strategy Portfolio will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Multi-Strategy Portfolio will not incur significant losses in such a case.

Selling securities short “against the box” entails many of the same risks and considerations described above. However, when the Multi-Strategy Portfolio sells short “against the box” it typically limits the amount of securities that the Multi-Strategy Portfolio has leveraged.

Stripped Securities

Stripped securities are derivatives in which an instrument’s coupon (or interest) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See “Multi-Strategy Portfolio Investments—Derivatives.” Because stripped securities are typically products of brokerage houses and the U.S. government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. government or an agency. TIGERS are Treasury securities stripped by brokers. See also “Multi-Strategy Portfolio Investments—Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.”

If the underlying obligations experience greater than anticipated prepayments of principal, the Multi-Strategy Portfolio may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust’s Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Multi-Strategy Portfolio’s per share net asset value.

Swap Agreements

Swap agreements are derivative instruments. See “Multi-Strategy Portfolio Investments—Derivatives.” They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Multi-Strategy Portfolio’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift the Multi-Strategy Portfolio’s investment exposure from one type of investment to another. For example, if the Multi-Strategy Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Multi-Strategy Portfolio’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Multi-Strategy Portfolio’s investments and its share price and yield. Additionally, whether the Multi-Strategy Portfolio’s use of swap contracts will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Multi-Strategy Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Multi-Strategy Portfolio. If a swap agreement calls for payments by the Multi-Strategy Portfolio, the Multi-Strategy Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, the Multi-Strategy Portfolio will closely monitor the credit of a swap contract counterparty in order to minimize this risk. The Multi-Strategy Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

NAM does not believe that the Multi-Strategy Portfolio’s obligations under swap contracts are senior securities and, accordingly, the Multi-Strategy Portfolio will not treat them as being subject to its borrowing restrictions.

U.S. Government Obligations

U.S. government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home

Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

Because of their relative liquidity and high credit quality, U.S. government obligations are often purchased by the money market funds, and can in some instances, such as for Treasury reserves, comprise almost all of their portfolios.

In the case of those U.S. government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

Variable- and Floating-Rate Instruments

These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, the Multi-Strategy Portfolio could be adversely affected by the use of variable- or floating-rate obligations.

Warrants and Rights

A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases, Delayed Delivery and Forward Commitments

The Multi-Strategy Portfolio may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

The Multi-Strategy Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Multi-Strategy Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Multi-Strategy Portfolio on the settlement date. In these cases the Multi-Strategy Portfolio may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Multi-Strategy Portfolio starting on the date that the Multi-Strategy Portfolio agrees to purchase the securities. The Multi-Strategy Portfolio does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Multi-Strategy Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Multi-Strategy Portfolio’s assets. Fluctuations in the value of the underlying securities are not reflected in the Multi-Strategy Portfolio’s net asset value as long as the commitment remains in effect.

Investment in securities on a when-issued or delayed delivery basis may increase the Multi-Strategy Portfolio’s exposure to market fluctuation and may increase the possibility that the Multi-Strategy Portfolio’s shareholders will suffer adverse federal income tax consequences if the Multi-Strategy Portfolio must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Multi-Strategy Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Multi-Strategy Portfolio may miss a price or yield considered to be advantageous.

In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Multi-Strategy Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when the Multi-Strategy Portfolio purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, the Multi-Strategy Portfolio’s delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Multi-Strategy Portfolio’s total assets, including the value of when-issued and delayed delivery securities held by the Multi-Strategy Portfolio, exceed its net assets.

Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds—the CD holder or mortgage holder receives face value at maturity, and no payments until then. See “Multi-Strategy Portfolio Investments—Stripped Securities.”

Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

Temporary Defensive Purposes

The Multi-Strategy Portfolio may hold cash or money market instruments. It may invest in these securities without limit, when NAM: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. When the Multi-Strategy Portfolio engages in such strategies, it may not achieve its investment objective.

Portfolio Turnover

The length of time the Multi-Strategy Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Multi-Strategy Portfolio is known as “portfolio turnover.” The Multi-Strategy Portfolio may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Multi-Strategy Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Multi-Strategy Portfolio’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Multi-Strategy Portfolio’s performance. The Multi-Strategy Portfolio’s turnover rate for the fiscal period ended July 31, 2009 was significantly higher than the prior fiscal period due to the prior fiscal period being shorter than a full year.

Hedging and Other Defensive Actions

The Multi-Strategy Portfolio may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the Multi-Strategy Portfolio’s portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. In the event of a sale of a futures contract, the Multi-Strategy Portfolio will segregate assets equal to the amount of any related obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by the Multi-Strategy Portfolio may be greater than gains in the value of the securities in the Multi-Strategy Portfolio’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Multi-Strategy Portfolio’s portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets the Multi-Strategy Portfolio may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

The Multi-Strategy Portfolio will not make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. The Multi-Strategy Portfolio will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

The Multi-Strategy Portfolio reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 100% of its assets in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities.

Short-Term Investments

The Prospectus discusses briefly the ability of the Multi-Strategy Portfolio to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of the Multi-Strategy Portfolio’s assets except when made for defensive purposes or when held as collateral against other derivative positions. The Multi-Strategy Portfolio will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P.

The Multi-Strategy Portfolio may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Multi-Strategy Portfolio may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Multi-Strategy Portfolio will bear their proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—	Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—	Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—	Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

The Multi-Strategy Portfolio may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Multi-Strategy Portfolio will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Money Market Funds—Pay interest income that is taxable on the federal and state levels. The Multi-Strategy Portfolio will bear their proportionate share of the money market fund’s fees and expenses.

Other Corporate Obligations—The Multi-Strategy Portfolio may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Multi-Strategy Portfolio’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Multi-Strategy Portfolio will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Multi-Strategy Portfolio is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Multi-Strategy Portfolio might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Multi-Strategy Portfolio may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. he Multi-Strategy Portfolio will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

Trustees and Officers

The management of the Trust, including general supervision of the duties performed for the Portfolios under the Management Agreement with NAM, is the responsibility of the Board of Trustees. The number of trustees of the Trust is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Portfolios, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 123 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Date of Birth	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite* Length of service— Since inception	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington D.C.	198	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite* Length of service—Since inception	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Members of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	198	See Principal Occupation description

Name, Business Address and Date of Birth	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite* Length of service— Since inception	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (May 2005-October 2005) of SS&C Technologies, Inc.	198	See Principal Occupation description

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite* Length of service—Since inception	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	198	See Principal Occupation description

Name, Business Address and Date of Birth	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite* Length of service— Since inception	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	198	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite* Length of service—Since inception	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	198	N/A

Carol E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite* Length of service—Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007); Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004), and Director, Local Government Assistance Corporation (2000-2004).	198	See Principal Occupation description

Name, Business Address and Date of Birth	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite* Length of service— Since 2008	Director, Legal & General Investment Management (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	198	See Principal Occupation description

Interested Trustee:

John P. Amboian** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite* Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***	198	See Principal Occupation description

*	Each trustee serves an indefinite term until his or her successor is elected.
**	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.
***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management (“NAM”), effective January 1, 2005.

Name, Business Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2010 Length of Service— Since inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); formerly, Managing Director 2002-2004, General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	198

Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term—Until July 2010 Length of Service— Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	198

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	198

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2010 Length of Service— Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	198

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Name, Business Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	198

Martin J. Doyle 333 West Wacker Drive Chicago, IL 60606 (3/30/65)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Managing Director of Nuveen Investments, LLC (since 2006), previously, Vice President (1999-2006), Chartered Financial Analyst.	1

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2010 Length of Service— Since inception	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005), formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	198

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2010 Length of Service— Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	198

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until July 2010 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	198

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	134

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until July 2010 Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	198

Name, Business Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2010 Length of Service— Since inception	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005) Certified Public Accountant.	198

Tina M. Lazar 333 West Wacker Drive Chicago, IL. 60606 (8/27/61)	Vice President	Term—Until July 2010 Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	198

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since inception	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	198

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2010 Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	198

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

Name, Business Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	198

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	198

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 2007	Vice President, Nuveen Investments, LLC Since 2007); prior thereto, Partner, (2005-2007), formerly, senior tax manager (2002-2005) of Deloitte & Touche USA LLP; Certified Public Accountant.	198

John S. White 333 West Wacker Drive, Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009), formerly, Assistant Vice President (2002-2006) of Nuveen Investments, LLC; Lieutenant Colonel (since 2007), United States Marine Corps Reserve (ret. since 2008), formerly, Major (since 2001).	75

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	198

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

Board Committees

The Board of Trustees of the Portfolio has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as the current members of the Executive Committee of the Portfolio’s Board of Trustees. The Portfolio’s Executive Committee, which meets between regular meetings of the Portfolio’s Board of Trustees, is authorized to exercise all of the powers of the Portfolio’s Board of Trustees. During the fiscal year ended July 31, 2009, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on a Portfolio’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2009, the Dividend Committee met five times.

The Audit Committee monitors the accounting and reporting policies and practices of the Portfolio, the quality and integrity of the financial statements of the Portfolio, compliance by the Portfolio with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Robert P. Bremner, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent trustee of the Portfolio. During the fiscal year ended July 31, 2009, the Audit Committee met four times.

Nomination of independent trustees is committed to a Nominating and Governance Committee composed of the independent trustees of the Portfolio. The Committee operates under a written charter adopted and approved by the Portfolio’s Board of Trustees. The Nominating and Governance Committee is responsible for trustee selection and tenure; selection and review of committees; and trustee education and operations. In addition, the Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Portfolios. In the event of a vacancy on the Portfolio’s Board of Trustees, the Nominating and Governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended July 31, 2009, the Nominating and Governance Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Portfolios that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Portfolios and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended July 31, 2009, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation, including deferred amounts, paid by the Trust for its fiscal year ended July 31, 2009, (2) the amount of total compensation each trustee elected to defer from the Trust for its fiscal year ended July 31, 2009 and (3) the total compensation paid to each trustee by the Nuveen fund complex during the fiscal year ended July 31, 2009. The Trust has no retirement or pension plans.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from the Portfolio and Fund Complex[3]
Robert P. Bremner	$338	$—	$256,854
Jack B. Evans	291	—	227,683
William C. Hunter	227	—	176,900
David J. Kundert	268	—	218,671
William J. Schneider	279	—	226,543
Judith M. Stockdale	252	—	199,862
Carole E. Stone	235	—	177,750
Terence J. Toth	273	—	217,622

[1]	The compensation paid, including deferred amounts to the independent trustees for the fiscal year ended July 31, 2009, for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	The compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended July 31, 2009, for services to the Nuveen Funds.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Plan.

The Trust has no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Trust.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian	$0	Over $100,000
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	$50,001-$100,000
Terence J. Toth	$0	Over $100,000

As of November 2, 2009, the officers and trustees of each Portfolio, in the aggregate, own less than 1% of the shares of each Portfolio. As of November 6, 2008, Nuveen Investments owned a considerable portion of the International Income Portfolio and Multi-Strategy Portfolio. Accordingly, as of that date, it may have controlled the Portfolios. A party that controls a Portfolio may be able to significantly influence the outcome of any item presented to shareholders for approval.

The following table sets forth the percentage ownership of each person, who, as of November 2, 2009, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of a Portfolio’s shares.

Name of Portfolio	Name and Address of Owner	Percentage of Record Ownership
International Income Managed Accounts Portfolio	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	90.02%

	State Street Corp FBO Nuveen Inv NAM Global Government Income PO Box 5043 Boston MA 02206	7.12%

Name of Portfolio	Name and Address of Owner	Percentage of Record Ownership
Enhanced Multi-Strategy Managed Accounts Portfolio	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	92.91%

INVESTMENT ADVISER AND INVESTMENT

MANAGEMENT AGREEMENT

Generally

NAM acts as investment adviser for and manages the investment and reinvestment of the assets of the Portfolios. NAM also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Portfolios’ shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Portfolio is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Each Portfolio’s investment management agreement with NAM does not require the Portfolio to pay any management or other fees. Although each Portfolio does not compensate NAM directly for its services under the investment management agreement, NAM may benefit from its relationship with the sponsors of separately managed account programs in which the Portfolios are an investment option.

The Portfolio, the other Nuveen funds, NAM and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Portfolio Managers

Andrew J. Stenwall, Dr. Christian Romon, Wassim Abourjeili, Emmanuel Labrinos, CFA, and Steven Lee have primary responsibility for the day-to-day implementation of the Portfolios’ investment strategies.

Other Accounts Managed. In addition to managing the Portfolios, each portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Andrew J. Stenwall	Registered Investment Companies	6	$1.317 billion
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,529	$703 million
Dr. Christian Romon	Registered Investment Companies	3	275 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,520	$700 million
Wassim Abourjeili	Registered Investment Companies	4	1.056 billion
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,523	700 million
Emmanuel Labrinos	Registered Investment Companies	5	$1.212 billion
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,521	701 million
Steven Lee	Registered Investment Companies	5	$1.160 billion
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,520	$700 million

*	Assets are as of July 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation

Salary and Cash Bonus. In addition to a salary, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, evaluations and determinations made by the CEO and President of the parent company, Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts, the team’s effectiveness in communicating investment performance to shareholders and their representatives, and the team’s contribution to the investment adviser’s investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. The portfolio manager’s simultaneous management of the Portfolios and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Portfolio and the other accounts. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including the best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of November 2, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Portfolios:

Name of Portfolio Manager	Portfolio	Dollar range of equity securities beneficially owned in Portfolios
Andrew J. Stenwall	International Income Managed Accounts Portfolio	$0
	Enhanced Multi-Strategy Managed Accounts Portfolio	0
Dr. Christian Romon	International Income Managed Accounts Portfolio	$0
	Enhanced Multi-Strategy Managed Accounts Portfolio	0
Dr. Wassim Abourjeili	Enhanced Multi-Strategy Managed Accounts Portfolio	$0
	International Income Managed Accounts Portfolio	$0
Emmanuel Labrinos	Enhanced Multi-Strategy Managed Accounts Portfolio	0
	International Income Managed Accounts Portfolio
Steven Lee	International Income Managed Accounts Portfolio	$0
	Enhanced Multi-Strategy Managed Accounts Portfolio	0

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Portfolios are voted consistently and solely in the best economic interests of the Portfolios.

A member of the Trust’s management team is responsible for oversight of the Trust’s proxy voting process. With regard to equity securities and taxable-fixed income securities, NAM has engaged the services of RiskMetrics Group, Inc. (“RMG”) to make recommendations on the voting of proxies relating to securities held by the Portfolios and managed by NAM. RMG provides voting recommendations based upon established guidelines and practices. NAM reviews RMG recommendations and frequently follow the RMG recommendations. However, on selected issues, NAM may not vote in accordance with the RMG recommendations when it believes that specific RMG recommendations are not in the best economic interest of the applicable Portfolio. If NAM manages the assets of a company or its pension plan and any NAM’s clients hold any securities of that company, NAM will vote proxies relating to such company’s securities in accordance with the RMG recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the RMG Guidelines, NAM shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Trust’s Board or its designated committee.

Although NAM has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, they do not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, NAM is unable to consider such information in its process of determining whether there are material conflicts of interests.

When required by applicable regulations, information regarding how the Trust voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commissioner’s website at http://www.sec.gov.

The Multi-Strategy Portfolio may invest in municipal bonds. On rare occasions, the Portfolio may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Portfolio already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Portfolio’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Portfolio’s Board of Trustees on its control activities on a quarterly basis.

Although the Portfolios intend to avoid such circumstances, in the event that a municipal issuer were to issue a proxy or that a Portfolio were to receive a proxy issued by a mutual fund, closed-end fund, or cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Portfolio’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Portfolio’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

NAM is responsible for decisions to buy and sell securities for the Portfolios, the placement of each Portfolio’s securities business, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

Each Portfolio expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of the Portfolio’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of NAM to seek the best execution under the circumstances of each trade. NAM evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, NAM may randomly select one of them. While NAM will be primarily responsible for the placement of the portfolio transactions of the Portfolios, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

NAM may manage other investment companies and investment accounts for other clients that have investment objectives similar to these Portfolios. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Portfolios from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following tables set forth the aggregate amount of brokerage commissions paid by the Portfolios for the specified period:

	Aggregate Amount of Brokerage Commissions
	12/27/07-7/31/08	8/01/08-7/31/09
International Income Portfolio	$76	$763
Enhanced Multi-Strategy Income Portfolio	30	9

The aggregate amount of brokerage commissions paid by the International Income portfolio for the period ended July 31, 2009 was significantly higher than the prior period due to the prior period being shorter than a full year.

During the fiscal year ended July 31, 2009, the Portfolios did not pay commissions to brokers in return for research services.

The International Income Portfolio did not purchase during the fiscal year ended July 31, 2009 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

The Enhanced Multi-Strategy Income Portfolio has acquired during the fiscal year ended July 31, 2009 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Portfolio’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2009:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2009)
Enhanced Multi-Strategy Income Portfolio	Citigroup Global Markets Inc.	Citigroup Inc.	$46,054
	Goldman Sachs & Co.	Goldman Sachs Group, Inc.	100,196
	JPMorgan Chase	JPMorgan Chase & Company	79,556

Under the 1940 Act, Portfolios may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Portfolio, the amount of securities that may be purchased in any one issue and the assets of a Portfolio that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Portfolios will be determined by State Street Bank & Trust Company, the Portfolios’ custodian, as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of shares of a Portfolio will be computed by dividing (a) the market value of a Portfolio’s assets, less the liabilities, by (b) the number of shares outstanding.

In determining net asset value for a Portfolio, the Portfolio’s custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by a Portfolio) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Portfolio’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. taxes. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Portfolios. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Portfolio Status

Each Portfolio intends to qualify as a “regulated investment company” under the federal tax laws. If a Portfolio qualifies as a regulated investment company and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes.

Distributions

Portfolio distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Portfolio’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Portfolio may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Portfolio may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Portfolio is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Portfolios, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Portfolio from certain corporations may be designated by the Portfolio as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Portfolio and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Portfolio are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Portfolio itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Portfolio will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates. A Portfolio’s taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Deductibility of Portfolio Expenses

Expenses incurred and deducted by your Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Portfolio expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

You should be aware that different separately managed account program sponsors charge their own clients differing wrapped or bundled fees based, among other things, on the services being provided by the sponsor. This structure raises the question of whether the Internal Revenue Service (“IRS”) or a court might attribute these differing payment rates to the Portfolio. Such a position, if asserted, could raise issues of whether the structure produces preferential dividends and, in turn, whether the Portfolio qualifies for tax treatment as a regulated investment company. If in any year the Portfolio should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Portfolio would incur a regular corporate federal income tax upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of the Portfolios as regulated investment companies if it determines such course of action to be beneficial to shareholders.

NAM believes that based upon its arrangements with the various separately managed account program sponsors and the intended operation of the Portfolios, these concerns should not arise. You should be aware, however, that there is no authority on point, and that if the IRS or a court were to take a contrary position, a Portfolio’s fee arrangement could cause the dividends paid by the Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends. In that case, a Portfolio would fail to qualify as a regulated investment company with the consequences described above.

You should be aware that the IRS recently issued a memorandum which indicates that an asset-based “flat-fee” paid by an investor to an investment advisor for investment services is not a “carrying charge” (and is therefore not capitalized). Rather, the memorandum indicates that the fees paid to the investment advisor are currently deductible (subject to applicable limitations, discussed below) investment expenses. Were the position described in the memorandum to apply to the wrapped or bundled fees paid to the managed account program sponsors, such fees, would likely be treated by shareholders as “miscellaneous itemized deductions” and would be deductible only to the extent that the shareholder claims itemized deductions (versus the standard deduction) and, further, to the extent that the shareholder’s total miscellaneous itemized deductions for a taxable year exceed two percent of the shareholder’s adjusted gross income.

Non-U.S. Tax Credit

If your Portfolio invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Portfolio paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Portfolio paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments In Certain Foreign Corporations

If a Portfolio holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Portfolio could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Unitholders. The Portfolio will not be able to pass through to its Unitholders any credit or deduction for such taxes. The Portfolio may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Portfolio would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Portfolio will be characterized as dividends for federal income tax purposes (other than dividends which the Portfolio designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Portfolio that are properly designated by the Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Portfolio makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of Portfolio beginning prior to 2008, distributions from the Portfolio that are properly designated by the Portfolio as an interest-related dividend attributable to certain interest income received by the Portfolio or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Portfolio may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Portfolio makes certain elections and certain other conditions are met. Legislation has been introduced which would, if adopted, extend this 2008 termination date.

PURCHASE AND REDEMPTION OF SHARES

As described in the Prospectus, the Portfolios are only available to separately managed account clients where NAM has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client.

Suspension of Right of Redemption

The Portfolios may suspend the right of redemption of shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolios normally utilize is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Portfolios’ investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Portfolio shareholders.

Redemption In-Kind

The Portfolios have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Portfolios have no present intention to redeem in-kind. The Portfolios voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Portfolios at the beginning of the 90-day period.

Frequent Trading Policy

The Portfolios’ Frequent Trading Policy is as follows:

The Portfolios are intended as long-term investments and not as a short-term trading vehicle. At the same time, the Portfolios recognizes the need of investors periodically to make purchases and redemptions of Portfolio shares when rebalancing their portfolios and as their financial needs or circumstances change. The Portfolios have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Portfolio shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Portfolio shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

The Portfolios limit the frequency of Round Trip trades that may be placed in the portfolio. Subject to certain exceptions noted below, the Portfolios limit an investor to four Round Trips per trailing 12-month period.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Portfolios. The Portfolios may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Portfolios and may restrict the investor’s existing account(s) to redemptions only. The Portfolios reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if the Portfolio determines that doing so does not harm the interests of Portfolio shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

The Portfolios reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Portfolios. The Portfolio may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of the Portfolios to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Portfolios’ Frequent Trading Policy. In addition, the Portfolio may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Portfolio believes that the policy is reasonably designed to prevent market timing that is detrimental to the Portfolio. Such policy may be more or less restrictive than the Portfolio’s Policy. The Portfolio cannot ensure that these financial intermediaries will in all cases apply the Portfolio’s policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Portfolios confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by NAM; and (x) redemptions in connection with the exercise of the Portfolio’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Portfolio.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA or changes in a plan’s record keeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios have adopted a policy on the disclosure of portfolio holdings which provides that the Portfolio (including its investment adviser, distributor, and agents and employees thereof) may not disclose the Portfolios’ portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Portfolio may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolio’s publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Funds this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, the Portfolios post on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Portfolios reserve the right to revise this posting schedule in the future. The information posted will remain available on the website at least until the Portfolios file with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient’s duties to the Portfolio as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Portfolio’s investment adviser, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including RiskMetrics Group, Inc., ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor’s), firms that have been retained by the Portfolio or its adviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Portfolio, the Portfolio’s independent directors, or investment advisers (including Morgan, Lewis & Bockius LLP, K&L Gates, LLP, Vedder, Price, Kaufman & Kammholz, P.C. and Chapman and Cutler LLP). The Portfolio’s investment adviser may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed.

Each Portfolio or its investment adviser may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor’s, Moody’s Investor Services and Lipper, Inc.). The Portfolio or its investment adviser or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm’s decision to offer or continue to offer Portfolio shares to customers or in anticipation of a merger involving the Portfolio, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Portfolio must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

Each Portfolios’ holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

Compliance personnel of the Portfolios and their investment advisers periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Portfolios’ Board of Trustees.

There is no assurance that the Portfolios’ policies on portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION

Nuveen serves as the principal underwriter of the shares of the Portfolios pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust, dated May 1, 2007 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Portfolio’s shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Portfolio’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Portfolio’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, an independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Portfolios is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services.

The Portfolios’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolios appear in their Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s Ratings Group (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal, and differs from the highest-rated issues only in small degree.

A	Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade Rating

Debt rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics, with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated ‘BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B	Debt rated ‘B’ has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC	Debt rated ‘CCC’ has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The ‘CCC’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-’ rating.

CC	The rating ‘CC’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC’ debt rating.

C	The rating ‘C’ typically is applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC-’ debt rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating ‘CI’ is reserved for income bonds on which no interest is being paid.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filling of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): the ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: the letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter ‘L’ indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter ‘L’ indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. the ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are mostly unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future can not be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.—A brief description of the applicable Fitch, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated “F-1+”.

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories can not fully reflect the differences in the degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD	Bonds are in default on interest and/or principal payments. Such bonds DD are extremely
DD	speculative and should be valued on the basis of their and D ultimate recovery value in
and D	liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery of these bonds, and “D” represents the lowest potential for recovery.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificate of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2	Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B	Speculative issues assigned this rating have minimal capacity for timely payments and are vulnerable to near-term changes in financial and economic conditions.

C	High default risk issues where default is a real possibility. Capacity for making timely payments is solely reliant upon a sustained, favorable business and economic environment.

D	Default Issues assigned this rating are in actual or imminent payment default.

Subsequent to its purchase by the Portfolio, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Multi-Strategy Portfolio. Neither event requires the elimination of such obligation from the Multi-Strategy Portfolio’s portfolio, but NAM will consider such an event in its determination of whether the Multi-Strategy Portfolio should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

Set forth below is additional information regarding a Portfolio’s defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging a Portfolio’s existing or anticipated holdings of long-term debt securities. When a Portfolio purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, a Portfolio’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. A Portfolio must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Portfolio may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to a Portfolio to settle the final determination and the Portfolio realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging a Portfolio’s existing or anticipated holdings of long-term debt securities. For example, if a Portfolio owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Portfolio would decline, but the value of the Portfolio’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by a Portfolio as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, a Portfolio may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. A Portfolio might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. A Portfolio may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by the Portfolio on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Contracts

Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. A Portfolio may also purchase or sell put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in NAM’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

A Portfolio may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by a Portfolio’s Board of Trustees (“Qualified Institutions”). NAM will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Portfolio’s Board of Trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Portfolio to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

A Portfolio may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Portfolio’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or spread. Portfolio also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Portfolio anticipates purchasing at a later date.

Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on a Portfolio by the Internal Revenue Code of 1986 may limit the Portfolio’s ability to use swap agreements. The swap market is largely unregulated.

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